Exhibit 99.2

Texas Capital Bancshares, Inc. Earnings Release October 19, 2005

Certain matters discussed on this call may contain forward-looking statements, which are subject to risks and uncertainties. A number of factors, many of which are beyond Texas Capital Bancshares' control, could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. These risks and uncertainties include the risk of adverse impacts from general economic conditions, competition, interest rate sensitivity and exposure to regulatory and legislative changes. These and other factors that could cause results to differ materially from those described in the forward-looking statements can be found in our annual report on Form 10-K for the year ended December 31, 2004, and other filings made by Texas Capital Bancshares with the Securities and Exchange Commission.

OPENING COMMENTS Financial highlights Net income for Q3-2005 of $7.6 million EPS for Q3-2005 of $0.28 Growth of 30% or more in loans and deposits over Q3-2004 Business remains exceptionally well-positioned On plan and on target to meet full year net income of $26.5 million to $28 million Growth in business continues to be strong Continued growth and build-out in lines of business Continued successful execution of business strategy Market remains robust with ongoing opportunities Remain judicious in response to aggressive competition Credit quality strong - continued net recoveries through Q3-2005

Net income growth to $7.6 million Increase of 45% from Q3-2004 - increase of 15% on linked-quarter basis EPS at $0.28 up 40% from Q3-2004 - increase of 12% on linked-quarter basis Growth in loans* Held for investment - 32% growth over Q3-2004; increase of 7% on linked- quarter basis Total loans - 33% growth over Q3-2004; increase of 9% on linked-quarter basis Growth in deposits* Demand deposits - 39% growth over Q3-2004; increase of 6% on linked-quarter basis Total deposits - 33% growth over Q3-2004; increase of 10% on linked-quarter basis Increase of net interest margin to 3.97% Increase of 9 bp from Q2-2005 and 59 bp over Q3-2004 Improved earning asset mix Excess liquidity and flattening of yield curve * Average balances PERFORMANCE SUMMARY

FINANCIAL REVIEW

INCOME STATEMENT In Thousands Q3-05 Q2-05 Q1-05 Q4-04 Q3-04 Net interest income $ 26,958 $ 24,484 $ 21,668 $ 21,460 $ 19,386 Provision for loan losses - - - 200 375 Net interest income after provision for loan losses 26,958 24,484 21,668 21,260 19,011 Non-interest income 5,790 4,694 4,179 3,738 3,463 Non-interest expense 21,249 19,190 17,854 15,917 14,595 Income before income taxes 11,499 9,988 7,993 9,081 7,879 Income tax expense 3,915 3,401 2,717 3,054 2,643 Net income $ 7,584 $ 6,587 $ 5,276 $ 6,027 $ 5,236 Diluted EPS $ .28 $ .25 $ .20 $ .23 $ .20 Key Ratios Net interest margin 3.97% 3.88% 3.61% 3.58% 3.38% EA/TA 93.9% 94.0% 94.3% 94.6% 93.6% ROA 1.04% 0.97% 0.82% 0.94% 0.85% Leverage 13.5 13.5 13.3 13.3 13.2 ROE 14.4% 13.1% 10.9% 12.5% 11.3% Efficiency 64.9% 65.8% 69.1% 63.2% 63.9%

FINANCIAL SUMMARY In Thousands Period End Period End Period End Q3 2005 Q2 2005 Q3 2004 Q3/Q2 % Change YOY % Change Loans held for investment $1,935,818 $1,805,630 $1,485,156 7% 30% Loans held for sale 118,929 120,708 79,010 (1)% 51% Total loans 2,054,747 1,926,338 1,564,166 7% 31% Securities 674,792 725,554 820,661 (7)% (18)% Demand deposits 457,333 475,516 324,292 (4)% 41% Total Deposits 2,312,345 1,971,005 1,612,762 17% 43% Total Assets 2,932,662 2,818,039 2,487,371 4% 18% Quarterly net income 7,584 6,587 5,236 15% 45% Quarterly diluted EPS .28 .25 .20 12% 40%

FINANCIAL SUMMARY In Thousands Averages Averages Averages Q3 2005 Q2 2005 Q3 2004 Q3/Q2 % Change YOY % Change Loans held for investment $1,884,161 $1,755,311 $1,432,860 7% 32% Loans held for sale 121,181 84,497 70,730 43% 71% Total loans 2,005,342 1,839,808 1,503,590 9% 33% Securities 691,994 733,752 801,227 (6)% (14)% Demand deposits 420,288 397,266 302,338 6% 39% Total Deposits 2,143,436 1,945,457 1,614,314 10% 33% Total Assets 2,892,867 2,721,358 2,448,952 6% 18%

AVERAGE BALANCES, YIELDS, AND RATES In Thousands Q3 2005 Q3 2005 Q2 2005 Q2 2005 Q3 2004 Q3 2004 Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Avg. Bal. Yield / Rate Assets Securities $ 691,994 4.41% $ 733,752 4.44% $ 801,227 4.30% Fed funds sold & liquidity investments 38,427 3.52% 3,716 2.70% 5,320 1.35% Loans held for sale 121,181 11.95% 84,497 13.75% 70,730 9.93% Loans held for investment 1,884,161 7.10% 1,755,311 6.48% 1,432,860 5.19% Total earning assets 2,716,881 6.63% 2,558,523 6.18% 2,291,697 5.06% Total assets $2,892,867 $2,721,358 $2,448,952 Liabilities and Stockholders' Equity Total interest bearing deposits $1,723,148 3.14% $1,548,191 2.71% $1,311,976 1.89% Other borrowings 504,700 3.26% 545,896 2.85% 617,394 2.01% Long-term debt 20,620 7.39% 20,620 6.96% 20,620 5.42% Total interest bearing liabilities 2,248,468 3.21% 2,114,707 2.78% 1,949,990 1.97% Demand deposits 420,288 397,266 302,338 Stockholders' equity 208,846 201,015 185,229 Total liabilities and stockholders' equity $2,892,867 2.49% $2,721,358 2.16% $2,448,952 1.56% Net interest income to earning assets 3.97% 3.88% 3.38%

DEPOSIT AND LOAN GROWTH Loans HFI* Interest Bearing Deposits Demand Deposits * Excludes loans held for sale. Demand Deposit CAGR: 48% Total Deposit CAGR: 25% Loans Held for Investment CAGR: 27% 2000 2001 2002 2003 2004 Q3-05 Loans Held for Investment 625 855 1003 1230 1565 1936 2000 2001 2002 2003 2004 Q3-2005 Demand Deposits 72 136 239 302 398 457 Interest Bearing Deposits 723 750 958 1143 1392 1855 2000 2001 2002 2003 2004 ($ in millions) Q3-2005 795 886 1,197 1,445 1,790 2,312

REVENUE AND EXPENSE GROWTH Operating Revenue CAGR: 36% Net Interest Income CAGR: 34% Non-interest Income CAGR: 58% Non-interest Expense CAGR: 17% Net Interest Income Non-interest Income Non-interest Expense 2000 2001 2002 2003 2004 Q3-2005 Non Interest Expense 35158 29432 35370 48430 57340 77724 2000 2001 2002 2003 2004 Q3-2005 Net Interest Income 22839 35055 42246 53155 74742 97480 Non Interest Income 1957 5983 8625 10892 13632 19551 2000 2001 2002 2003 2004 ($ in millions) 2005* 24,796 41,038 50,871 64,047 88,374 117,031 * 2005 annualized through 9/30/2005.

Assets Liabilities 0.63 0.41 0.24 0.15 0.06 0.08 0.07 0.36 Asset Sensitive Differential: Approx. $629 million INTEREST SENSITIVITY POSITION Floating Rate Other Loans Securities Loans Fixed Rate Floating Rate Money Market & Fed Funds Non-Interest Checking Fixed Rate Capital Term Deposits & Rev Repos Asset Sensitive GAP Assets Liabilities Data : 3rd Qtr Average Balance Sheet

CREDIT QUALITY Allowance / Loans (1) 0.98% 1.20% 1.44% 1.45% 1.47% NPL to Loans (1) .12% .39% .83% .29% .75% Allowance to NPL 8.2x 3.1x 1.7x 5.0x 1.1x Net Charge-offs / Average Loans YTD 2005 2004 2003 2002 2001 (1) Excludes loans held for sale.

CLOSING COMMENTS Confirming guidance for 2005 Net income of $26.5 to $28 million Improvement in ROA and ROE Credit quality maintained at high standards Continued investment in business strategy

Q & A